The Palmetto Bank
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Palmetto Bancshares, Inc.
(NASDAQ: PLMT)

Investor Update
June 25-26, 2014

Samuel (Sam) L. Erwin
Chairman, Chief Executive Officer and President
Office: 864-250-6083
Email: serwin@palmettobank.com

Lee S. Dixon
Chief Operating and Chief Risk Officer
Office: 864-250-6082
Email: ldixon@palmettobank.com

Forward Looking Statements

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Certain statements in this presentation contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; and (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or the Bank specifically. The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (www.sec.gov), including the "Risk Factors" included therein. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.

The Palmetto Bank at a Glance

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1. **Overview**
   - Founded in 1906 (107 years old)
   - Headquartered in Greenville, South Carolina
   - Single bank holding company structure (formed in 1982)

2. **Financial Summary**
   - $1.09 billion of assets
   - $928 million of deposits
   - $855 million of core deposits [(1)]
   - Overall cost of funds of 6 basis points in first quarter 2014

3. **Ownership and Capital Structure**
   - $122.9 million of tangible common equity
   - 11.37% leverage ratio and 16.07% total capital ratio
   - No TARP or TRUPS financing
   - Approximately 2,000 shareholders with 85% institutional ownership (October 2010 private placement price per share = $10.40)
   - Listed on the NASDAQ Capital Market and included in Russell 2000

Source: PLMT financial data throughout, per Quarterly Report filed on Form 10-Q for the quarter ended March 31, 2014
(1) Core deposits defined as total deposits excluding CDs > $100 thousand

Strong Franchise and Leadership

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1. **Franchise**
   - Premier deposit-gathering franchise in attractive Upstate South Carolina
   - 3rd largest bank headquartered in South Carolina and largest bank headquartered in the Upstate by assets at March 31, 2014 (1)
   - 7th in deposit share in the Upstate at 4.81% (behind Wells Fargo, Bank of America, BB&T, SunTrust, TD and First Citizens) (2)
   - 25 branches all located within 1 hour drive of Greenville
   - 24/7/365 service through mobile banking, online banking, voice response unit and ATMs

2. **Team**
   - New senior leadership team since 2009 (eight leaders, ages 43-51)
   - Experienced team with deep local market relationships
   - Demonstrated turnaround capabilities
   - Executing a comprehensive Strategic Plan with measurable results

3. **Cleansed balance sheet**
   - Asset quality aggressively addressed
   - Classified asset ratio of 37% at March 31, 2014
   - Credit problems identified and substantially resolved
     - 51% of the cumulative losses incurred from 2009 through 2012 related to a specific pool of 57 problem assets ($98 million of losses)

(1) Source: SNL
(2) Source: FDIC Market Share Report as of June 30, 2013 (most recent FDIC report available)

Specialized Line of Business Structure

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1. **Retail Banking:** Consumer banking and lending, mortgage, credit cards, and indirect auto

2. **Commercial Banking:** SBA loans, business banking, corporate banking, treasury management, and merchant services

3. **Wealth Management:** Trust, brokerage, private banking, insurance, and financial planning

4. **Support Groups**: Enable the above with disciplined expense management and sound risk management

Tailored go-to-market strategies, products, services, bundled offerings, expertise, technology, infrastructure, marketing, etc.

Established and Seasoned Network of 25 Branches (coupled with 24/7/365 electronic channels)

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PLMT Branches
Asheville
Concord
Charlotte
Gastonia
Rock Hill
Greenville
Roswell
Sandy Springs
Marietta
Atlanta
Athens
Columbia
SOUTH CAROLINA

Branch network approximately equidistant between Atlanta, Charlotte, Asheville and Columbia; most recent branch opened in 2006

Vibrant Upstate South Carolina Economy

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1. **Significant international presence:** 250+ international companies, resulting in the highest international per capita investment in the US

2. **Robust employment market highlighted by national and regional corporate headquarters (1):** BMW (7,000), Milliken (3,400), GE (3,300), Flour (2,300), Michelin (2,100), Robert Bosch (1,300), Adidas (1,200), and Electrolux (1,200)
   - Inland Port opened in October 2013 and expected to generate significant new intra- and inter-state commerce

3. **Strong academic institutions:** Clemson, Furman, Wofford, Converse, Bob Jones, Erskine, Presbyterian, Southern Wesleyan, and USC Medical School

4. **Excellent quality of life:**
   - American Cities of the Future (micro cities category), Financial Times, Foreign Direct Investment, 2012/2011
   - 10 Fastest Growing Cities, CNN Money 2012
   - #2 Best Cities for Jobs this Fall, Forbes 2013
   - Best Towns 2013, Outside Magazine, September 2013
   - The Next Big Food City of The South, Esquire, March 2013
   - 9th Best Park in the US - Falls Park on the Reedy, Trip Advisor 2013
   - Favorite Unexpected Vacation Destination, O (the Oprah Magazine) 2013

(1) Source: GSA Business, Book of Lists 2014

Attractive Upstate South Carolina Banking Market

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1. **The Upstate of South Carolina is a heavily banked market** with new entrants attempting to penetrate the market due to its attractive demographics and economic factors

2. **Many national and regional banks** compete in the market, with recent new entrants through acquisitions, "platform" banks and *de novo* expansion
   - Large, legacy competitors include Bank of America, SunTrust, Regions and BB&T
   - Large banks acquiring into the market over the past few years include Toronto Dominion (Carolina First) and Wells Fargo (Wachovia)
   - "Platform" banks include Certus, Capital Bank and Park Sterling
   - *De novo* entrants include Fifth Third, PNC, and UCBI

3. **Larger "local" competitors include** South State Bank (SCBT) and First Citizens, with additional market participants comprised of smaller community banks, S&Ls and credit unions

4. **Non-bank competitors** are also headquartered in the Upstate, such as World Acceptance, Advance America and A/R Funding

Strong PLMT Positioning in South Carolina and the Southeast

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- **Ninth largest deposit franchise** in South Carolina
- **Fourth largest community bank** [(1)] in South Carolina ranked by deposits behind only First Citizens, South State Bank (First Financial/SCBT), and Synovus
- **Forty-ninth largest exchange traded community bank** ranked by assets in the Southeast
- **PLMT well positioned** with only 8 publicly traded community banks larger than $10 billion and only 16 publicly traded community banks larger than $5 billion headquartered in the Southeast

State of South Carolina Deposit Market Share			June '13	
Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	Wells Fargo & Co. (CA)	146	13,308,369	19.43
2	Bank of America Corp. (NC)	100	9,067,363	13.24
3	BB&T Corp. (NC)	116	7,445,980	10.87
4	First Citizens Bancorp. (SC)	165	6,386,507	9.33
5	First Financial Holdings Inc. (SC)	111	4,973,926	7.26
6	Toronto-Dominion Bank	81	3,407,320	4.98
7	Synovus Financial Corp. (GA)	42	2,597,381	3.79
8	SunTrust Banks Inc. (GA)	52	1,962,398	2.87
9	Palmetto Bancshares Inc. (SC)	31	959,885	1.40
10	Regions Financial Corp. (AL)	30	817,366	1.19
	Top 20 Institutions	1,012	56,517,870	82.54
	Total For Institutions In Market	1,378	68,485,490	100.00 %

Southeast Major Exchange Traded Community Banks			
	Bank	City, State	Total Assets ($000)
1	Synovus Financial Corp.	Columbus, GA	26,201,604
2	First Horizon National Corporation	Memphis, TN	23,792,576
3	First Citizens BancShares, Inc.	Raleigh, NC	21,199,091
4	Hancock Holding Company	Gulfport, MS	19,009,251
5	EverBank Financial Corp	Jacksonville, FL	17,640,984
6	BankUnited, Inc.	Miami Lakes, FL	15,046,649
7	BancorpSouth, Inc.	Tupelo, MS	13,029,733
8	Trustmark Corporation	Jackson, MS	11,790,383
9	United Bankshares, Inc.	Charleston, WV	8,735,324
10	First Financial Holdings, Inc.	Columbia, SC	7,937,911
11	United Community Banks, Inc.	Blairsville, GA	7,425,419
12	Home BancShares, Inc.	Conway, AR	6,811,861
13	Capital Bank Financial Corp.	Coral Gables, FL	6,617,561
14	WesBanco, Inc.	Wheeling, WV	6,144,773
15	Renasant Corporation	Tupelo, MS	5,746,270
16	Pinnacle Financial Partners, Inc.	Nashville, TN	5,563,776

Source: SNL Financial
(1) Community banks defined as banks with less than $30 billion in assets as of December 31, 2013

Turnaround Timeline and Key Areas of Focus

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2009

- Quantify depth of credit loss hole
- Implement Strategic Project Plan
- Prepare for regulatory agreement

2010

- Enter into Consent Order
- Raise capital ($114 million in October 2010 at $10.40/share)
- Process improvement for efficiency
- Change management for innovation

2011

- Operating earnings improvement
- Infrastructure improvement
- Performance culture and talent management
- Client focus and market presence

2012

- Return to quarterly profitability
- Substantial resolution of remaining problem assets (including bulk sale)
- Expense reductions
- Technology enhancements
- Expanded niche lending with relevant expertise

2013

- Return to annual profitability
- Sustained loan growth
- Reduction in classified assets
- Exit Consent Order
- Franchise value creation

Senior Leadership Team

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Sam Erwin, Chairman, President and Chief Executive Officer

- Hired in March 2009
- 24 years of banking experience
- Previously CEO of Community Bankshares, Inc., Orangeburg, South Carolina ($576 million in assets) which was sold in a cash deal at two times book value in October 2008

Lee Dixon, Chief Operating and Chief Risk Officer

- Hired in May 2009
- 26 years of business experience including 22 years of banking experience
- Previously a banking and capital markets Partner at PricewaterhouseCoopers LLP serving clients such as Bank of America, BB&T, BankUnited and Ocwen

Jack McElveen, Chief Credit Officer

- Hired in July 2009
- 29 years of banking experience related mainly to lending, underwriting, credit policy and credit review
- Senior credit-related roles for various banking organizations since 2002, including at Community Bankshares with Mr. Erwin

Roy Jones, Chief Financial Officer

- Hired in November 2010
- 24 years of banking experience
- Previously CFO of $800 million asset bank and in the finance groups of Carolina First, Bank of America and Barnett

Senior Leadership Team

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Trish Springfield, Retail Banking Executive

- Hired in October 2010
- 25 years of retail banking and related experience
- Key role in branch training, marketing, retail sales, branch network analysis and incentive plan design at National Bank of Commerce/SunTrust, Trustmark National Bank, and Carolina First

Coleman Kirven, Commercial Banking Executive

- Started in this role in July 2011 (hired in January 2005)
- 21 years of business experience including 17 years of retail, commercial and mortgage banking
- Previous bank experience includes BB&T, Capital Bank, and Carolina First

Mark Terry, Chief Information and Operations Officer

- Hired in May 2011
- 24 years of information technology management experience, including 20 years in banking
- Led information technology initiatives in healthcare, insurance and financial services industries, including a $1 billion asset community bank, de novo startups and mergers & acquisition

Lisa Ireland, Chief Talent Officer

- Hired in September 2013
- 18 years of human resources experience, including two large public companies (Ashland Inc. and Scansource)
- Extensive experience in talent management, change management, training and development, executive coaching and performance management

2013 Highlights

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1. **Profitability**
   - Pretax income of $9.3 million
   - Reduced provision for loan losses by $9.6 million
   - Reduced noninterest expenses by $11.0 million
   - Reversed/eliminated all of the $30.8 million valuation allowance on deferred tax asset

2. **Revenues**
   - Refined Wealth Management strategy (Trust, Brokerage and Private Banking)
   - New sources of income including expanded e-Treasury services, municipal bond trading program and bank-owned life insurance

3. **Lending**
   - Net loan growth of $29.2 million (4%) based on gross loan originations of $275 million
   - US Treasury recognition in June as #1 in South Carolina and #12 in the United States for State Small Business Credit Initiative (SSBCI) lending
   - Diversified borrowing base with focus on C&I and high quality, owner occupied CRE

4. **Asset quality**
   - Continued improving trends in all metrics
   - Classified assets to capital ratio of 37% at year end

2013 Highlights

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5. **Capital and Stock**
   - Increased capital ratios (continue to be well-capitalized)
   - Added to the Russell 2000 stock market index in June 2013
   - 2013 stock price appreciation of 56%

6. **Regulatory**
   - Exited regulatory Consent Order in January 2013
   - Ongoing constructive dialogue with the banking regulators

7. **Technology**
   - Implemented significant client facing technology and received national recognition (most recent being in May from FISERV, Best IT Innovation 2013)

8. **Reputation**
   - Positive market perception and continued client loyalty (in particular, deposits)

Key Operating and Performance Metrics

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Consolidated - Dollars in Thousands

	1Q 2014	FY 2013
Balance Sheet		
Total Assets	$1,099,407	$1,090,229
Gross Loans	755,878	767,513
Total Deposits	928,033	907,360
Core Deposits	854,511	827,706
Total Equity	126,952	123,817
Tangible Common Equity	126,952	123,817
Loan to Deposit Ratio	81.45%	84.59%
Capital		
TCE / TA	11.55%	11.36%
Tier 1 Leverage Ratio	11.37%	11.03%
Tier 1 Risk Based Capital Ratio	14.82%	14.24%
Total Risk Based Capital Ratio	16.08%	15.49%
Asset Quality		
Nonperforming Assets	$21,538	$22,653
Classified Assets	52,284	50,708
Classified / Tier 1 + ALL	37.56%	37.32%
NPAs / Assets	1.96%	2.08%
Allowance for Loan Losses	16,243	16,485
Allowance / Gross Loans	2.15%	2.15%

	1Q 2014	FY 2013
Performance Metrics		
ROAA [(1)]	0.75%	0.55%
ROAE [(1)]	6.54%	5.69%
Net Interest Margin	3.94%	3.85%
Yield on Loans	4.77%	5.12%
Cost of Deposits	0.06%	0.23%
Noninterest Income / AA	1.25%	1.35%
Noninterest Expense / AA	3.74%	3.86%
Efficiency Ratio	75.86%	76.81%

(1) FY 2013 ROAA and ROAE normalized to exclude deferred tax asset valuation allowance reversal in 2013 and assumes a tax rate of 35%

Proactively Re-positioned Loan Composition

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Other
1.4%
Consumer
6.8%
C&I
9.6%
C&D - Other
5.3%
C&D - Land
4.5%
1-4 Family
23.3%
Multifamily
1.3%
Owner-Occupied CRE
19.7%
Non-Owner-Occupied CRE
28.0%

Loan Composition	4Q 2009		1Q 2014	
	($000)	% of Portfolio	($000)	% of Portfolio
1-4 Family	203,330	19.5%	176,454	23.3%
Multifamily	9,878	0.9%	9,983	1.3%
Owner-Occupied CRE	120,402	11.6%	149,124	19.7%
Non-Owner-Occupied CRE	366,702	35.2%	211,673	28.0%
C&D - Land	160,405	15.4%	34,272	4.5%
C&D - Other	37,876	3.6%	40,101	5.3%
C&I	61,788	5.9%	72,477	9.6%
Consumer	76,296	7.3%	51,319	6.8%
Other	3,635	0.3%	10,475	1.4%
Loans held for investment	1,040,312	100.0%	755,878	100.0%

- While still a significant component of the overall loan portfolio, the mix within CRE has changed to higher percentage of owner-occupied
- C&D - Land has been dramatically reduced through runoff and disposal of higher-risk land and land-development loans

Significantly Improving Asset Quality Trends

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Classified Assets ($000)
Classified Assets as % of Capital + ALL
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$217,679
211.7%
$223,503
153.2%
$157,431
120.6%
$74,663
60.8%
$50,708
37.3%
$52,284
37.6%
2009
2010
2011
2012
2013
1Q 2014

	4Q 2009	1Q 2014
NPAs ($000)	$124,950	$21,538
NPAs / Assets	8.70%	1.96%
ALL / Loans	2.31%	2.15%

NASDAQ: PLMT

Strong Core Deposit Mix and Low Cost of Funds

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CDs > $100k
7.9%
Noninterest Bearing Deposits
20.6%
CDs < $100k
12.3%
Savings
9.2%
Money Market
14.3%
Interest Checking
35.7%

Strategic reduction in higher cost time deposits has contributed to a strong funding mix and lower overall cost of funds

Executing specific strategies by line of business to continue to grow core deposits

	2009	2010	2011	2012	2013	Q1'14
Core Deposits / Deposits	78.3%	78.9%	81.4%	82.5%	91.2%	92.1%
Cost of Funds	1.65%	1.16%	0.82%	0.49%	0.23%	0.06%

The significant core deposit base is indicative of the Company's 107-year heritage in the Upstate of South Carolina

(1) Core deposits defined as total deposits excluding CDs > $100 thousand

Deposit Base that is a Competitive Advantage

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- **Strong funding mix** drives significantly lower cost of deposits as compared to peers [1]
  - **Core deposit funding** will produce NIM expansion when interest rates rise

Cost of Funds



0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.06%
0.34%
PLMT
Peer Group Banks

Core Deposits / Total Deposits



100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
92.1%
82.6%
PLMT
Peer Group Banks

Noninterest Bearing Deposits / Total Deposits



25.0%
24.0%
23.0%
22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
20.6%
21.7%
PLMT
Peer Group Banks

CDs / Total Deposits



50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.2%
33.0%
PLMT
Peer Group Banks

(1) Peers include all public banks headquartered in North Carolina or South Carolina with assets of $750 million to $5.0 billion
Source: SNL Financial; financial data as of March 31, 2014. Cost of funds is first quarter 2014.

Proactive Management of Both Noninterest Income and Expense

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$ in Thousands

2013 Noninterest Income	Year Ended 12/31/2013
Service Charges on Deposits	$6,902
Fees for trust, investment management and brokerage	2,039
Mortgage banking income	2,008
Debit card and ATM income	2,400
Trading account income	170
Other	1,007
Operating noninterest income	14,526
Gain on sales of securities	310
Total noninterest income	14,836

2013 Noninterest Expense	Year Ended 12/31/2013
Salaries and personnel	$20,107
Occupancy and equipment	7,973
Professional services	2,083
FDIC insurance assessment	1,439
Marketing	1,051
Other	5,567
Total operating expenses	38,220
Foreclosed assets writedowns / expenses	3,373
Loss on other loans held for sale	(326)
Loan workout expenses	1,066
Total Non-operating expenses	4,113
Total Noninterest Expense	42,333

Diversified
noninterest income base

Continued focus on expense management
while providing infrastructure
to support growth

Positioned to Drive Organic Growth

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1. **Experienced team**, including **niche expertise** (Retail, Commercial, SBA, Corporate, C&I, Mortgage, Indirect Auto, and Private Banking) and one of the largest commercial banking teams in the Upstate
2. **Product and service bundling** focused on the business and personal life cycles of clients and prospects
3. **Structured and disciplined sales** and business development process with **client onboarding and assimilation program** to engender loyalty and identify cross-sell opportunities
4. **Household growth** of core deposits including through multi-channel client service
5. **Technology** that is competitive with the big banks and not offered by the smaller community banks

All of the above are focused on increasing relationships and revenues

2014 Strategic Objectives

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No big bets, but focused on day to day execution
for sustained and controlled growth and improving profitability

1. Improve earnings by increasing revenues
2. Improve earnings through strategic efficiency
3. Demonstrate a business development mindset to attract, develop, and retain profitable client relationships
4. Enhance the Client Experience and market perception
5. Cultivate a winning Teammate Experience and recruit catalyst hires with relevant experience and subject matter expertise
6. Adapt structure, policies and procedures for growth (organic and potential M&A)
7. Execute with discipline and apply a risk management mindset
8. Provide timely and appropriate engagement and communication to key stakeholders
9. Eliminate regulatory restrictions and improve asset quality

Intentional Focus on the Significant Components of our Franchise Value

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Component	Comments
History and legacy	Strong with loyal team, clients and community support
Deposit base and cost of funds	Strong with competitive advantage even in current low interest rate environment – *will increase value as interest rates return to normal*
Leadership, team and "our story"	Strong with energy, experience, commitment and specialization – *will increase value as we continue to execute with proven results*
Location in the Upstate of South Carolina	Strong - *growing more attractive with ongoing economic development*
Position and size in the industry and geographic market	Strong – *will increase value as we grow both organically and through potential M&A*
Performance and financial results	**Improving** - *the primary opportunity for short-term franchise value growth is performance*

Compelling Investment - Summary

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1. **Location, Location, Location:** One of the most attractive franchise footprints in one of the most highly regarded geographies in the Southeast
2. **Uniquely Situated in the Market:** $1+ billion community bank with larger balance sheet, expanded market reach, and broader lines of business to achieve economies of scale to leverage infrastructure and leadership team capabilities
3. **Enviable Deposit Franchise:** Intrinsic value given core deposits, 107-year history, brand recognition, market share, and low cost deposits
4. **Excellent Foundation:** Strong capitalization to fuel growth, revitalized and scalable infrastructure, and the most valuable deposit franchise of its size in the region
5. **Battle Hardened and Hungry Team:** Leadership team with proven workout experience, and driving franchise value through earnings and growth strategies
6. **Solidified Financial Metrics:** Balance sheet has been cleansed, expenses are being normalized and earnings capacity is positioned to accelerate
7. **Well Positioned to Produce Enhanced Valuation:** Muted current stock price multiples based on capital strength and capacity to drive forward earnings